Exhibit 99.1

BITCOIN DEPOT, A LEADING BITCOIN ATM OPERATOR, TO BECOME A

PUBLICLY-TRADED COMPANY VIA BUSINESS COMBINATION WITH GSR

II METEORA ACQUISITION CORP.

- Bitcoin Depot’s Mission is to Bring Cryptocurrency to the Masses by Providing a Simple and Convenient Process to Convert Cash Into Cryptocurrency Through its Bitcoin ATMs and Mobile App -

- Leading Bitcoin ATM Network in North America with Over 7,000 Kiosk Locations Across the US and Canada -

- Attractive Combination of Historical Growth and Profitability with Resiliency in Transaction Volumes Despite Cryptocurrency Price Volatility -

- $1.2 Billion of Transaction Volume Since 2016; LTM Net Income of $6 Million (unaudited); LTM Adjusted EBITDA (non-GAAP) of $38 Million (unaudited)1 -

- Estimated Post-Transaction Equity Value of $885 Million with Approximately $170 Million in Cash to Fund Growth -

ATLANTA and NEW YORK—August 25, 2022 – Lux Vending LLC dba Bitcoin Depot® (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM (”BTM”) operator and leading fintech company, and GSR II Meteora Acquisition Corp. (NASDAQ: GSRM) (“GSRM”), a special purpose acquisition company, today announced a definitive agreement for a business combination that would result in Bitcoin Depot becoming a publicly listed company. Upon closing of the transaction, the combined company will be named Bitcoin Depot Inc. and trade on the NASDAQ under the new ticker symbol “BTM.”

Since its inception in 2016, Bitcoin Depot’s mission has been to Bring Crypto to the Masses®. Bitcoin Depot’s products and services provide an intuitive, quick, and convenient process to convert cash into cryptocurrency, giving users the ability on their own to access the broader, digital financial system, including payments, transfers, remittances, online purchases, and investments.

Bitcoin Depot enables users to convert their cash into Bitcoin, Ethereum and Litecoin at more than 7,000 kiosk locations in 47 U.S. states and nine Canadian provinces. Through its BDCheckout offering, users can fund their Bitcoin Depot account with cash at an additional 8,000+ locations at major retailers. Bitcoin Depot’s mobile app allows users to locate nearby kiosks and manage their crypto wallet.

Bitcoin Depot currently offers the following products and services:

•

Bitcoin Depot BTM: Bitcoin Depot’s BTMs provide a streamlined, intuitive platform to convert cash to Bitcoin, Ethereum or Litecoin, giving users the ability on their own to access the broader, digital financial system. Bitcoin Depot’s streamlined process at each BTM typically takes under two minutes for new accounts and existing users can typically purchase cryptocurrency in under a minute.

[1]	LTM: Last 12 months as of June 30, 2022

•

BDCheckout™: Customers can fund their Bitcoin Depot accounts with cash directly at thousands of checkout counters at major participating retailers across the US through an existing relationship with a leading global payments technology company. Once an account is funded, the user can receive Bitcoin through the Bitcoin Depot mobile app.

Bitcoin Depot Investment Highlights

•

Network of More Than 7,000 Kiosks for Converting Cash to Cryptocurrency, with Convenient, High-Performing Locations. The physical presence of kiosks in major participating retailers across North America drives new customer acquisition through an intuitive process. Bitcoin Depot’s BTMs are located in zip codes containing over 40 percent of the US population today, while a pending license application in New York State represents a large market expansion opportunity.

•

Growth Opportunities Through Strong Relationships, Consolidation of Highly-Fragmented Market and International Expansion. We believe robust retail relationships, such as with Circle K, consolidation of a highly-fragmented market, and international expansion pave the path for future growth. Large retailers have become increasingly interested in deploying BTMs because they help attract new customers and increase foot traffic from existing customers. Through a partnership with a payment solutions provider, Bitcoin Depot services are currently available at leading convenience store chains, a leading specialty retailer, and other leading retailer outlets. Bitcoin Depot can expand with current relationships as well as enter into new relationships and markets.

•

Attractive Combination of Historical Growth and Profitability with Demonstrated Track Record of Success. Since 2016, Bitcoin Depot has demonstrated strong revenue growth and profitability while expanding its BTM footprint across North America. The growth in its footprint across North America has corresponded with the proliferation of cryptocurrency use and Bitcoin’s position as a dependable network that offers convenient and fast digital asset transactions. In the last 12 months as of June 30, 2022 (unaudited), Bitcoin Depot has delivered $623 million of revenue, $6 million of net income, and $38 million of Adjusted EBITDA (non-GAAP).

•

Transaction Volumes are not Historically Correlated to Cryptocurrency Prices. Bitcoin Depot’s transaction volumes are not historically correlated to changes in cryptocurrency prices. Transaction volume across kiosk cohorts[2] since 2017 has accelerated despite volatility in cryptocurrency prices, which we believe indicates strong use cases for the digital asset payments economy.

•

Best-In-Class Compliance Standards and Infrastructure. Bitcoin Depot’s compliance team has over 50 years of combined experience in AML (Anti-Money Laundering), KYC (Know-Your-Customer), BSA (Bank Secrecy Act), and OFAC (Office of Foreign Assets Control) compliance. The team has established robust, multi-layer compliance procedures and takes a proactive approach to industry requirements, monitoring and reporting, and working closely with law enforcement as required.

[2]	“Cohorts” refers to the group of kiosks deployed in any given year.

•

Entrepreneurial and Visionary Management Team: Bitcoin Depot is led by an accomplished and experienced senior management team with significant experience and a strong track record of driving growth and profitability.

“Today marks an important milestone for Bitcoin Depot,” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “We are always looking to expand our reach so as many people as possible can access cryptocurrency to control their own money and conduct easier and simpler financial transactions. Since inception, we’ve expanded our BTM footprint across North America, signed strategic relationships with major retailers, and enhanced our services to provide convenient access to cryptocurrency as we aim to become a digital asset economy on-ramp destination for users to efficiently turn cash into crypto. We’re excited about numerous growth opportunities and believe a public listing enhances our ability to scale and evolve to achieve our goal of providing a convenient and secure way to purchase cryptocurrency.”

Gus Garcia, Co-CEO and Director of GSRM, commented, “We are incredibly excited to partner with Bitcoin Depot to help drive its progress and support its mission to connect those who prefer to use cash to the broader, digital financial system. With its significant BTM footprint, key strategic relationships, and feature-rich mobile app, we believe Bitcoin Depot is well positioned to take advantage of the highly fragmented BTM market both domestically and overseas.”

Lewis Silberman, Co-CEO and Director of GSRM, commented, “We’re thrilled to announce our business combination with Bitcoin Depot. With an attractive growth profile, history of profitability, and exposure to cryptocurrency and digital asset adoption trends, we believe Bitcoin Depot will make for a compelling public-company story.”

Transaction Terms & Financing

Assuming no redemptions, the combined company will have an estimated post-transaction enterprise value of $755 million with an estimated equity value of $885 million from the contribution of up to $170 million in cash proceeds from the transaction, net of cash distribution to selling equity holders and expenses.

The net proceeds raised from the transaction will consist of up to $321 million of cash held in GSRM’s trust account and will be used to support Bitcoin Depot’s working capital, complete acquisitions and scale its platform and suite of products.

The business combination has been unanimously approved by the leadership team of Bitcoin Depot and the Board of Directors of GSRM and is expected to close by the first quarter of 2023, subject to regulatory and stockholder approvals, and other customary closing conditions.

For a summary of the material terms of the proposed transaction, as well as a supplemental investor presentation, please see GSRM’s Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”). Additional information about the proposed transaction will be described in GSRM’s proxy statement relating to the proposed business combination, which it will file with the SEC.

Advisors

Oppenheimer & Co. Inc. is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to GSRM. Kirkland & Ellis LLP is serving as legal advisor to Bitcoin Depot.

About Bitcoin Depot

Bitcoin Depot was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into cryptocurrency, which users can deploy in the payments, spending and investing space. Users can convert cash to cryptocurrencies at Bitcoin Depot’s kiosks and at thousands of name-brand retail cash registers through BDCheckout. The company has a significant market share in North America with over 7,000 kiosk locations. Learn more at www.bitcoindepot.com.

About GSR II Meteora Acquisition Corporation

GSR II Meteora Acquisition Corporation (NASDAQ: GSRM) is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our management team is led by co-CEOs Gus Garcia and Lewis Silberman, President Anantha Ramamurti and CFO Joseph Tonnos. The company was formed in partnership with Meteora Capital, an investment adviser specializing in SPAC-related investments. For additional information, please visit www.gsrmet.com.

Not an Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bitcoin Depot’s and GSRM’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bitcoin Depot and GSRM. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of GSRM or Bitcoin Depot is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Bitcoin Depot; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Bitcoin Depot’s ability to manage future growth; Bitcoin Depot’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Bitcoin Depot’s future business; the amount of redemption requests made by GSRM’s public shareholders; the ability of GSRM or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in GSRM’s final initial public offering prospectus dated February 24, 2022 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of GSRM filed, or to be filed, from time to time with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bitcoin Depot nor GSRM presently know or that Bitcoin Depot and GSRM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bitcoin Depot’s and GSRM’s expectations, plans or forecasts of future events and views as of the date of this press release. Bitcoin Depot and GSRM anticipate that subsequent events and developments will cause Bitcoin Depot’s and GSRM’s assessments to change. However, while Bitcoin Depot and GSRM may elect to update these forward-looking statements at some point in the future, Bitcoin Depot and GSRM specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing Bitcoin Depot’s and GSRM’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

This press release includes Adjusted EBITDA, a non-GAAP measure, which is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and which may be different from non-GAAP measures used by other companies. Adjusted EBITDA should not be considered in isolation from, or as an alternative to, financial measures prepared in accordance with GAAP. The following table sets forth a reconciliation of Adjusted EBITDA to net income for the periods presented:

($ millions)	Last Twelve Months as of June 30, 2022
Net Income	$6
Interest Expenses	11
Tax Expenses	(0)
Depreciation & Amortization	18
Non-Recurring Expenses	2
Stock Based Compensation	1

Adjusted EBITDA	$38

Note: Figures in the table above are unaudited

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of GSRM for their consideration. GSRM intends to file a preliminary proxy statement of GSRM with the SEC, copies of which will be mailed (if and when available) to all GSRM shareholders once definitive. GSRM also plans to file other documents with the SEC regarding the proposed business combination. GSRM will mail copies of the definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. GSRM’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, as well as all other relevant materials filled or that will be filed with the SEC, in connection with GSRM’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about GSRM, Bitcoin Depot and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by GSRM, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

GSRM, Bitcoin Depot and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from GSRM’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation GSRM’s shareholders in connection with the proposed business combination will be set forth in GSRM’s proxy statement when it is filed with the SEC. You can find more information about GSRM’s directors and executive officers in GSRM’s final initial public offering prospectus dated February 24, 2022 and filed with the SEC on February 28, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. Shareholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group

949-574-3860

GSRM@gatewayir.com

Media

Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group

949-574-3860

GSRM@gatewayir.com